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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event report):  September 29, 1999

                            GREENPOINT CREDIT CORP.
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                   333-80437
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                            (commission file number)


                                   13-4002891
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                    (I.R.S. Employer Identification Number)


                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (619) 530-9394
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                 (address and telephone number of registrant's

                          principal executive offices)
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Item 1.   CHANGES IN CONTROL OF REGISTRANT.


          Not applicable.


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.


          Not applicable.


Item 3.   BANKRUPTCY OR RECEIVERSHIP.


          Not applicable.


Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


          Not applicable.


Item 5.   OTHER EVENTS

          FILING OF POOLING AND SERVICING AGREEMENT*


          On September 29, 1999, the Registrants sold approximately $99,985,071 of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-4 (the "Certificates"), evidencing beneficial ownership interests in a trust consisting of a pool of manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by GreenPoint Credit Corp. ("GreenPoint") pursuant to a Pooling and Servicing Agreement dated September 1, 1999 between GreenPoint, as Contract Seller and as Servicer and Bank One, National Association as the Trustee (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement and certain schedules and exhibits thereto are attached hereto as Exhibit 4.


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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated September 23, 1999, and related Prospectus, dated September 23, 1999, of the Registrant relating to the Certificates.
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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.


          Not applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:


          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     4. Pooling and Servicing Agreement, dated as of September 1, 1999, between GreenPoint Credit Corp., as Contract Seller and as Servicer and Bank One, National Association as Trustee.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GREENPOINT CREDIT CORP.



                              By:    /s/ Charles O. Ryan
                                 ------------------------
                                 Name:  Charles O. Ryan
                                 Title:  Vice President

                                 Dated:  September 29, 1999
                                         San Diego, California
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                                 EXHIBIT INDEX


Exhibit Numbers
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     4.   Pooling and Servicing Agreement, dated as of September 1, 1999, between GreenPoint Credit Corp., as Contract Seller and as Servicer and Bank One, National Association as Trustee.